Affinity World Leaders Equity ETF

(the “Fund”)

WLDR

a Series of Two Roads Shared Trust

Supplement dated March 31, 2026

to the Prospectus, Summary Prospectus, and Statement of Additional Information (the “SAI”)

of the Fund each dated March 1, 2026

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This Supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Regents Park Funds, LLC (“Regents Park” or the “Current Adviser”), the investment adviser of the Fund, together with its parent, Anfield Group, LLC and certain other affiliated persons, entered into an asset purchase agreement with Horizon Investments, LLC (“Horizon”), pursuant to which Horizon will acquire certain assets of Regents Park and another affiliated adviser (the “Transaction”). The Transaction is subject to the satisfaction of certain closing conditions (including shareholder approval of the reorganization of the other funds currently advised by Regents Park or its affiliate into another Delaware statutory trust containing other series managed by Horizon). There is no assurance that the Transaction will be consummated as contemplated or that the necessary closing conditions will be satisfied. The Transaction is anticipated to close in the first half of 2026, subject to customary closing conditions. Regents Park has determined that it will not continue to serve as the investment adviser to the Fund upon expiration of the current one-year term of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Regents Park (the “Current Advisory Agreement”). On March 11, 2026, the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), approved Simplify Asset Management Inc. (“Simplify” or the “Adviser”) as the investment adviser to Affinity World Leaders Equity ETF (the “Fund”), effective April 1, 2026. Affinity Investment Advisors, LLC (“Affinity”), the current investment sub-adviser to the Fund will continue as the investment sub-adviser to the Fund.

The Board approved a new investment advisory agreement with respect to the Fund with Simplify (the “New Advisory Agreement”), with substantially the same terms as the Current Advisory Agreement. The investment sub-advisory agreement between Regents Park, Affinity and the Trust, on behalf of the Fund (the “Current Sub-Advisory Agreement”) would also terminate at the time of the expiration of the Current Advisory Agreement. The Board also approved a new investment sub-advisory agreement with respect to the Fund between the Trust, on behalf of the Fund, Simplify and Affinity (the “New Sub-Advisory Agreement”), with substantially terms as the Current Sub-Advisory Agreement, including with respect to the Fund’s advisory fee. The New Advisory Agreement and New Sub-Advisory Agreement will be submitted to the Fund’s shareholders for approval at a forthcoming special meeting of the Fund’s shareholders. There is no assurance that the shareholders of the Fund will approve the New Advisory Agreement or the New Sub-Advisory Agreement.

Pending shareholder approval of the New Advisory Agreement, Simplify will act as the investment adviser to the Fund pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust and Simplify pursuant to Rule 15a-4 under the 1940 Act, which was approved by the Board of Trustees (comprised solely of trustees who are not “interested persons” of the Trust as defined by the 1940 Act) and that will take effect on April 1, 2026. The Interim Advisory Agreement will terminate upon the first to occur of the approval of the New Advisory Agreement by shareholders or 150 days after April 1, 2026, unless sooner terminated by the Board or the Adviser.

Pending shareholder approval of the New Sub-Advisory Agreement, Affinity will continue to act as the investment sub-adviser to the Fund pursuant to an interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Trust, on behalf of the Fund, Simplify and Affinity pursuant to Rule 15a-4 under the 1940 Act, which was approved by the Board of Trustees (comprised solely of trustees who are not “interested persons” of the Trust as defined by the 1940 Act) and that will also take effect on April 1, 2026. The Interim Sub-Advisory Agreement will terminate upon the first to occur of the approval of the New Advisory Agreement and of the New Sub-Advisory Agreement by shareholders or 150 days after April 1, 2026, unless sooner terminated by the Board or the Adviser.

The terms of the Interim Advisory Agreement and Interim Sub-Advisory Agreement are substantially identical to the Current Advisory Agreement and Current Sub-Advisory Agreement, respectively, except for their date, duration and, in the case of the Interim Advisory Agreement, escrow provisions required by applicable law and with respect to the Interim Sub-Advisory Agreement, that Affinity will not be paid by Simplify until Simplify receives its payment under the Interim Advisory Agreement.

Simplify has also agreed to a new expense limitation agreement to take effect at the same time as the New Advisory Agreement, which contains the same expense cap as the expense limitation agreement with respect to the Fund that will expire upon the expiration of the Current Advisory Agreement. Simplify also agreed to an interim expense limitation agreement with the same expense cap to cover the period during which Simplify serves as the Fund’s investment adviser under the Interim Advisory Agreement.

The change in the Fund’s investment adviser will not result in any change in the Fund’s investment objective or principal investment strategies or in its advisory fee.

Effective April 27, 2026, the name of the Fund will change to Simplify Affinity World Leaders Equity ETF.

No shareholder action is necessary at this time. More detailed information regarding the proposals to be voted upon at the special meeting of the Fund’s shareholders will be provided in a proxy statement in connection with the special meeting.

Accordingly, the Fund’s Prospectus, Summary Prospectus and SAI are revised as follows:

Effective April 1, 2026, all references to “Regents Park Funds, LLC” in the Prospectus, Summary Prospectus, and SAI are hereby replaced with “Simplify Asset Management Inc.” All references to “RegentsParkFunds.com” in the Prospectus, Summary Prospectus, and SAI are hereby replaced with “simplify.us/etfs/wldr-affinity-world-leaders-equity-etf.”

Effective April 27, 2026, the name of the Fund will change to Simplify Affinity World Leaders Equity ETF. Effective April 27, 2026, all references to “Affinity World Leaders Equity ETF” are replaced with “Simplify Affinity World Leaders Equity ETF”.

Effective April 1, 2026, the corresponding disclosure in the section entitled “Portfolio Managers” beginning on page 6 of the Prospectus of the Fund is replaced with the following:

Portfolio Managers: The Fund is jointly managed by Gregory R Lai, Principal of the Sub-Adviser, Tianyue (“Fiona”) Zhang, Associate Portfolio Manager and Research Analyst of the Sub-Adviser, David Berns, PhD, Chief Investments Officer of the Adviser, and Jeff Schwarte, CFA, Chief Equity Strategist of the Adviser, who are responsible for the day-to-day management of the Fund. Mr. Lai has served the Fund as portfolio manager since it commenced operations in January of 2018. Ms. Zhang has served as a portfolio manager of the Fund since September 2023. Messrs. Berns and Schwarte have served as a portfolio managers of the Fund since April 2026.

Effective April 1, 2026, the corresponding disclosure in the section entitled “Management – Investment Adviser” beginning on page 15 of the Prospectus of the Fund is replaced with the following:

INVESTMENT ADVISER: Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, Floor 2, Las Vegas, NV 89135, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2025, it had approximately $12 billion in assets under management. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the Fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Fund and the Adviser.

The management fee set forth in the Investment Advisory Agreement is 0.47% annually, to be paid on a monthly basis. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings. For the fiscal period October 31, 2025, the aggregate fee paid to the prior investment adviser of the Fund was 0.09% of the Fund’s average daily net assets.

The Adviser has contractually agreed (the “Expense Limitation Agreement”) to reduce its fees and/or absorb expenses of the Fund, through February 28, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.67% of the Fund’s average daily net assets; subject to possible recoupment from the Fund in future years within the three years after the fees have been waived or reimbursed if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation in effect at the time the reimbursement is made. The Adviser and Affinity have agreed that, to the extent Fund expenses are required to be reimbursed by the Adviser under the Expense Limitation Agreement, Affinity will reimburse all such Fund expenses and, if such reimbursed Fund expenses are later recouped pursuant to the Expense Limitation Agreement, Affinity shall be entitled to such recoupment. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement and sub-advisory agreement will be available in the Fund’s semi-annual report to shareholders dated October 31, 2026.

Effective April 1, 2026, the following disclosure is added to the section entitled “Portfolio Managers” beginning on page 16 of the Prospectus of the Fund:

David Berns, PhD

Mr. Berns is Chief Investment Officer and Cofounder of Simplify since 2020. Mr. Berns has committed his entire career to developing quantitative solutions for the advisory community, with a heavy focus on asset allocation and risk management across liquid and illiquid asset classes. Mr. Berns is the author of “Modern Asset Allocation for Wealth Management” published by Wiley and he received PhD in Physics from the Massachusetts Institute of Technology in the field of Quantum Computation.

Jeff Schwarte, CFA

Mr. Schwarte is the Chief Equity Strategist at Simplify since 2024, focusing on product innovation, thought leadership, and portfolio management. Prior to Simplify, Mr. Schwarte was and Equity Portfolio Manager at Principal Asset Management from 1993 to 2023.

Prior to Simplify, Mr. Schwarte led Principal's global systematic solutions team, responsible for model development proprietary technologies and risk management analytics for the firm. Mr. Schwarte was a portfolio manager for several custom US, international, and global systematic strategies and many of the firm’s active strategies. He joined the equities group in 2000 as an analyst and was named a portfolio manager in 2001. He has been with Principal since 1993, holding various positions with the firm such as investment accountant and auditor.

Mr. Schwarte received a bachelor's degree in accounting from the University of Northern Iowa. Jeff has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society. Jeff also earned the Certified Public Accountant and Certified Internal Auditor designations.

Effective April 1, 2026, the corresponding disclosure in the section entitled “Investment Adviser and Sub-Adviser” beginning on page 22 of the SAI of the Fund is replaced with the following:

Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, Floor 2, Las Vegas, NV 89135, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s investment-related business affairs. Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust, on behalf of the Fund, the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser's duties include setting the Fund’s overall investment strategies and asset allocation.

Pursuant to the Advisory Agreement, the Adviser, under the supervision of the Board of Trustees, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities under the Advisory Agreement, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and supplemental administrative services necessary for the operation of the Fund. These services include providing assisting in the supervising of relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in the preparing of all general shareholder communications and conducting shareholder relations; assisting in maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; assisting in developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The Fund pays an annual management fee (computed daily and payable monthly) of 0.47% of the Fund’s average daily net assets to the Adviser pursuant to the Advisory Agreement. The Advisory Agreement was approved by the Board of the Trust, including a majority of the Independent Trustees, at a meeting held on March 11, 2026.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through February 28, 2027 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.67% of the Fund’s average daily net assets; subject to possible recoupment from the Fund in future years within the three years after the fees have been waived or reimbursed if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of the recoupment. The Adviser and the Sub-Adviser have agreed that the Sub-Adviser will reimburse all Fund expenses.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor") (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares (with respect to the Fund). The Advisory Agreement shall terminate automatically in the event of its assignment.

The advisory fees paid by the Fund to the prior investment adviser of the Fund through its fiscal year end on October 31, 2023, October 31, 2024, and October 31, 2025, were:

Effective April 1, 2026, the corresponding disclosure in the section entitled “Appendix A - Regents Park Funds, LLC Proxy Voting Policy” beginning on page A-1 of the SAI of the Fund is replaced with the following:

PROXY VOTING POLICY

Background

An investment adviser owes a duty of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. Simplify Asset Management, Inc. (“SAMI” or the “Company”) will adhere to Rule 206(4)-6 of the Advisers Act and applicable laws and regulations in regard to the voting of proxies. As a result, investment advisers must conduct a reasonable review into matters on which the adviser votes and to vote in the best interest of the client.

Policies and Procedures

SAMI has the authority to vote proxies with respect of securities in client accounts (“Client Securities”) over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company’s clients. Where the Company undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. SAMI will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SAMI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

SAMI generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider each side of each proxy issue.

Non-Voting of Proxies

SAMI will generally not vote proxies in the following situations:

•	Where the Company and client have agreed in advance to limit the conditions under which the Company would exercise voting authority;
•	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or
•	Where the Company has determined that refraining is in the best interest of the client, such as when the cost to the client of voting the proxy is greater than the expected benefit of voting (e.g. voting a foreign security that is required to be made in person).
•	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SAMI will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: (i) measurably change the structure, management, control or operations of the company; (ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

•	Amendments to management incentive plans;
•	The authorization of additional common or preferred stock;
•	Initiation or termination of barriers to takeover or acquisition;
•	Mergers or acquisitions;
•	Changes in the state of incorporation;
•	Corporate reorganizations;
•	Term limits for board members; and
•	“Contested” director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters the Company shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in the Company’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. SAMI’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting the Company’s proxies after approval by the CCO.

Periodic Testing

The Company shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: (i) delegate the voting decision to an independent third party; (ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or (iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	SAMI may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	SAMI may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	SAMI may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company’s proxy voting policy will be included in the Company’s Disclosure Brochure. The full text of the Company’s proxy voting policy will be provided to clients upon request.

Proxy Advisory Firm

When the Company retains a proxy advisory firm to provide research, voting recommendations or voting execution services, the Company shall conduct reasonable oversight to ensure the proxy advisor’s recommendations are consistent with the Company’s proxy voting policies and in the best interest of the Company’s clients and investors. The level of oversight may vary depending on (1) the scope of the investment adviser’s voting authority, and (2) the type of functions and services that the investment adviser has retained the proxy advisory firm to perform.

Periodic Advisory Firm Testing

The Company shall periodically evaluate the proxy services provided by third party providers which should consider the services, recommendations made by the provider and how the provider voted, as applicable, and consider the steps enumerated below.

When conducting oversight of a proxy advisory firm, the Company should consider taking the following steps:

•	whether the proxy advisory firm has the capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting including the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology;
•	the adequacy of disclosures the proxy advisory firm has provided regarding its methodologies in formulating voting recommendations, such that the Company can understand the factors underlying the proxy advisory firm’s voting recommendations
•	the effectiveness of the proxy advisory firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations;
•	the Company’s access to the proxy advisory firm’s sources of information and methodologies used in formulating voting recommendations or executing voting instructions;
•	the nature of any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations;
•	whether the proxy advisory firm has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest.

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This Supplement and the existing Prospectus, Summary Prospectus, and SAI provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting simplify.us/etfs/wldr-affinity-world-leaders-equity-etf or by calling 866-866-4848.